SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A(1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 14, 2003

BEA Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22369	77-0394711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 North First Street, San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 570-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

(1)	THIS REPORT AMENDS THE REGISTRANT’S REPORT ON FORM 8-K ORIGINALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On February 14, 2003, BEA Systems, Inc., a Delaware corporation (“BEA”), filed a Current Report on Form 8-K to report its acquisition of CrossLogix, Inc., a California corporation (“CrossLogix”). As permitted under Items 7(a)(4) and (b)(2) of Form 8-K, BEA indicated that it would file the financial statements and pro forma financial information required under Item 7 of Form 8-K no later than the date required. This Amendment No. 1 of Current Report on Form 8-K provides the required financial information and amends Item 7 of the Current Report on Form 8-K filed by BEA on February 14, 2003.

(a)	Financial Statements

The CrossLogix financial statements required by this item are included as an exhibit hereto.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item is included as an exhibit hereto.

(c)	Exhibits

2.1

Agreement and Plan of Merger dated January 28, 2003, by and among BEA Systems, Inc., Cardinal Acquisition Corp., CrossLogix, Inc., Kenneth Schroeder and Mark Moriconi (previously filed with the Securities and Exchange Commission on February 14, 2003 as Exhibit 2.1 to BEA Systems, Inc.’s Current Report on Form 8-K and incorporated herein by reference).

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Unaudited pro forma condensed combined financial statements giving effect to the combination of BEA and CrossLogix.

99.2	Audited financial statements of CrossLogix for the years ended December 31, 2002, and December 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA Systems, Inc.

Date: April 21, 2003	By:	/s/ WILLIAM M. KLEIN
	Name: Title:	William M. Klein Chief Financial Officer and Executive Vice President—Administration

Index to Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated January 28, 2003, by and among BEA Systems, Inc., Cardinal Acquisition Corp., CrossLogix, Inc., Kenneth Schroeder and Mark Moriconi (previously filed with the Securities and Exchange Commission on February 14, 2003 as Exhibit 2.1 to BEA Systems, Inc.’s Current Report on Form 8-K and incorporated herein by reference).

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Unaudited pro forma condensed combined financial statements giving effect to the combination of BEA and CrossLogix.

99.2	Audited financial statements of CrossLogix for the years ended December 31, 2002, and December 31, 2001.